                                                                      EXHIBIT 99
    USW-C, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

THE SEPARATION

    On October 25, 1997, the Board of Directors of U S WEST, Inc. ("U S WEST") adopted a proposal to separate U S WEST into two independent companies (the "Separation"). As a result of the Separation, the Communications Group will become an independent public company and will be renamed "U S WEST, Inc." ("USW-C, Inc." or "New U S WEST"). In addition, the Media Group's directory business known as U S WEST Dex, Inc. ("Dex") will be aligned with New U S WEST (the "Dex Alignment"). The assets of New U S WEST will be accounted for at the historical values at which they were carried by U S WEST prior to the Separation. Following the Separation, U S WEST will continue as an independent public company comprised of the current businesses of Media Group other than Dex and will be renamed "MediaOne Group, Inc." ("MediaOne").

    The Separation will be implemented pursuant to the terms of a separation agreement between U S WEST and New U S WEST (the "Separation Agreement"). Under the Separation Agreement, U S WEST will redeem each issued and outstanding share of Communications Stock for one share of New U S WEST Common Stock, and each outstanding share of Media Stock will remain outstanding and will thereafter represent one share of MediaOne Common Stock. In connection with the Separation, New U S WEST and MediaOne will seek to refinance certain indebtedness issued or guaranteed by U S WEST (the "U S WEST Indebtedness") through a combination of tender offers, prepayments, defeasance, consent solicitations and/or exchange offers (the "Refinancing").

    In connection with the Dex Alignment, (i) U S WEST will distribute, as a dividend, an aggregate of $850 in value of New U S WEST Common Stock to holders of Media Stock (the "Dex Dividend") and (ii) $3.9 billion of U S WEST debt, currently allocated to Media Group, will be refinanced by New U S WEST (the "Dex Indebtedness").

    The transaction is subject to shareowner approval and is expected to be completed by mid-June 1998.

    The following unaudited pro forma condensed combined statement of operations of New U S WEST for the three months ended March 31, 1998 and year ended December 31, 1997 gives effect to the Refinancing (including the refinancing by New U S WEST of the Dex Indebtedness), the issuance of the Dex Dividend to holders of Media Stock in connection with the Dex Alignment, transfers of certain assets and liabilities of U S WEST to New U S WEST and allocations of certain costs and expenses in connection with the Separation (the "New U S WEST Separation Adjustments") as if such transactions had been consummated as of January 1, 1998 and 1997, respectively. The unaudited pro forma condensed combined balance sheet as of March 31, 1998 gives effect to the New U S WEST Separation Adjustments as if such transactions had been consummated as of March 31, 1998.

    The combined historical financial statements of New U S WEST (not included herein) combine the historical results of operations, balance sheets and cash flows of the businesses that comprise the Communications Group and Dex as if such businesses operated as a separate entity for all periods presented and do not give effect to any of the New U S WEST Separation Adjustments. The following unaudited pro forma condensed combined financial statements present the historical results of operations and financial position of the Communications Group and Dex in separate columns to the left of New U S WEST's combined historical results of operations and financial position. This presentation is intended to assist the reader in gaining a better understanding of the impact of the Dex Alignment on the combined historical results of operations and financial position of New U S WEST.

    The assets of New U S WEST will be accounted for at the historical book values at which they were carried by U S WEST prior to the Separation. MediaOne will account for the distribution of New

                                                                      EXHIBIT 99
    USW-C, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (CONTINUED)

U S WEST to U S WEST's stockholders at fair value, and will recognize a gain on the distribution. The historical results of New U S WEST will be reflected as discontinued operations by MediaOne.

    The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes. The unaudited pro forma financial statements do not necessarily represent what New U S WEST's financial position or results of operations would have been had the transactions occurred at such dates or to project New U S WEST's financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of USW-C, Inc.

                                  USW-C, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 1998

                 DOLLARS IN MILLIONS (EXCEPT PER SHARE AMOUNTS)

                                          COMMUNICATIONS                                   NEW U S WEST
                                               GROUP            DEX        NEW U S WEST     SEPARATION      NEW U S WEST
                                            HISTORICAL     HISTORICAL(A)    HISTORICAL      ADJUSTMENTS      PRO FORMA
                                          ---------------  -------------  --------------  ---------------  --------------
Operating revenues......................     $   2,710       $     299      $    3,009                       $    3,009
Operating expenses......................         2,040             154           2,194                            2,194
                                               -------          ------         -------         -------          -------
Operating Income........................           670             145             815                              815

Interest expense........................            97                              97       $      61(B)           158
Other expense--net......................            25                              25                               25
                                               -------          ------         -------         -------          -------
Income (loss) before income taxes.......           548             145             693             (61)             632
Provision (benefit) for income taxes....           201              58             259             (23)(C)          236
                                               -------          ------         -------         -------          -------
Income (loss)...........................     $     347       $      87      $      434       $     (38)      $      396
                                               -------          ------         -------         -------          -------
                                               -------          ------         -------         -------          -------

Basic earnings per common share.........     $    0.72                                                       $     0.79

Average basic common shares outstanding          485.0                                            15.7(D)         500.7(E)
  (millions)............................

Diluted earnings per common share.......     $    0.71                                                       $     0.78

Average diluted common shares                    489.1                                            15.7            504.8
  outstanding (millions)................

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                  USW-C, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                 DOLLARS IN MILLIONS (EXCEPT PER SHARE AMOUNTS)

                                          COMMUNICATIONS                                   NEW U S WEST
                                               GROUP            DEX        NEW U S WEST     SEPARATION      NEW U S WEST
                                            HISTORICAL     HISTORICAL(A)    HISTORICAL      ADJUSTMENTS      PRO FORMA
                                          ---------------  -------------  --------------  ---------------  --------------
Operating revenues......................     $  10,319       $   1,160      $   11,479                       $   11,479
Operating expenses......................         8,109             594           8,703                            8,703
                                               -------          ------         -------         -------          -------
Operating Income........................         2,210             566           2,776                            2,776

Interest expense........................           403               2             405       $     243(B)           648
Gains on sales of rural telephone                   77                              77                               77
  exchanges.............................
Gain on sale of investment in                       53                              53                               53
  Bellcore..............................
Other expense (income)--net.............            73              (1)             72                               72
                                               -------          ------         -------         -------          -------
Income (loss) before income taxes and            1,864             565           2,429            (243)           2,186
  extraordinary item....................
Provision (benefit) for income taxes....           684             218             902             (93)(C)          809
                                               -------          ------         -------         -------          -------
Income (loss) before extraordinary           $   1,180       $     347      $    1,527       $    (150)      $    1,377
  item..................................
                                               -------          ------         -------         -------          -------
                                               -------          ------         -------         -------          -------

Basic earnings per common share before       $    2.44                                                       $     2.76
  extraordinary item....................

Average basic common shares outstanding          482.8                                            15.7(D)         498.5(E)
  (millions)............................

Diluted earnings per common share before     $    2.42                                                       $     2.73
  extraordinary item....................

Average diluted common shares                    491.2                                            15.7            506.9
  outstanding (millions)................

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                  USW-C, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                              AS OF MARCH 31, 1998

                              DOLLARS IN MILLIONS

                                          COMMUNICATIONS                                   NEW U S WEST
                                               GROUP            DEX        NEW U S WEST     SEPARATION      NEW U S WEST
                                            HISTORICAL     HISTORICAL(A)    HISTORICAL      ADJUSTMENTS      PRO FORMA
                                          ---------------  -------------  --------------  ---------------  --------------
ASSETS

Current assets..........................     $   2,433       $     318      $    2,751       $      10(F)    $    2,761
Property, plant and equipment--net......        14,178              73          14,251              26(F)        14,277
Other assets............................           825              24             849              24(F)           886
                                                                                                    13(G)
                                               -------          ------         -------         -------          -------
Total assets............................     $  17,436       $     415      $   17,851       $      73       $   17,924
                                               -------          ------         -------         -------          -------
                                               -------          ------         -------         -------          -------

LIABILITIES AND EQUITY

Short term debt.........................     $     898       $      26      $      924       $     775(B)    $    1,878
                                                                                                    13(G)
                                                                                                    45(H)
                                                                                                    24(F)
                                                                                                   122(I)
                                                                                                   (13)(J)
                                                                                                   (12)(K)
Other current liabilities...............         3,260             166           3,426              16(F)         3,442
Long-term debt..........................         4,931              --           4,931           3,099(B)         8,030
Other noncurrent liabilities............         4,066              54           4,120              20(F)         4,152
                                                                                                    12(K)
Equity..................................         4,281             169           4,450          (3,874)(B)          422
                                                                                                   (45)(H)
                                                                                                  (122)(I)
                                                                                                    13(J)
                                                                                                   850(D)
                                                                                                  (850)(D)
                                               -------          ------         -------         -------          -------
Total liabilities and equity............     $  17,436       $     415      $   17,851       $      73       $   17,924
                                               -------          ------         -------         -------          -------
                                               -------          ------         -------         -------          -------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                  USW-C, INC.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(A) Reflects the historical results of operations and financial position of Dex. Such amounts include the effects of all transactions and receivable and payable balances between New U S WEST and MediaOne that will continue after the Separation.

(B) Reflects an increase in New U S WEST debt totaling $3.9 billion (net of $26 million of Dex debt) in conjunction with the refinancing by New U S WEST of the Dex Indebtedness. Also included is debt incurred related to costs and expenses associated with the Separation. Interest expense is based on a rate of 5.70 percent for short term debt and 6.26 percent for long term debt (the current average of the 5- and 10-year borrowing rates available to U S WEST Communications). A 1/8 percentage point change in the assumed financing rate would change annual interest expense by approximately $5 million.

(C) Reflects the estimated income tax effects of the pro forma adjustments.

(D) Issuance of $850 million of New U S WEST Common Stock at $54.03 per share (the average price of Communications stock for the 20 trading days ending 5 days prior to the Separation, as if the Separation had occurred on May 1,
    1998) pursuant to the Dex Alignment. The share issuance is accounted for as a dividend.

(E) Reflects the redemption of each share of Communications Stock for one share of New U S WEST Common Stock and the issuance of $850 million of New U S WEST Common Stock at $54.03 per share pursuant to the Dex Alignment.

(F) Reflects the transfer of assets and liabilities of U S WEST previously shared by New U S WEST and MediaOne, for which debt financing is assumed.

(G) Reflects debt issuance costs related to the Refinancing.

(H) Reflects New U S WEST's after-tax, allocated share of Separation costs, for which debt financing is assumed. Total separation costs of approximately $175 million include cash payments under severance agreements of $45 million and financial advisory, legal, registration fee, printing and mailing costs related to the Separation. The income statement effects of New U S WEST's allocated share of Separation Costs are not presented since such costs are nonrecurring in nature. However, New U S WEST's cost of the Separation will not affect the cost of providing service to telecommunications customers and New U S WEST will not seek recovery of such costs from rate payers.

(I) Reflects a dividend to MediaOne of $122 million for New U S WEST's allocated share of refinancing costs associated with the Separation, for which debt financing is assumed.

(J) Reflects a $13 million return of capital to New U S WEST for insurance premiums paid by New U S WEST to MediaOne in excess of liabilities incurred.

(K) Reflects $12 million, pre-tax payment to New U S WEST by MediaOne for the present value of shared operating expenses to be assumed by New U S WEST subsequent to the Separation.